Note 21 - Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
21.	Subsequent Events

a)
On January 27, 2014, the Company announced that it entered into an agreement to sell 25,000 shares of its Series B Convertible Perpetual Preferred Shares ("Series B Preferred Shares") to a fund managed by Tennenbaum Capital Partners, LLC ("TCP") and 5,700 shares to Preferred Friends Investment Company Inc, an affiliate of the Company, for expected net proceeds of approximately $29 million.

b)	In January 2014, the Company paid the first installment of $5.44 million for its two ultramax newbuilding contracts after securing refund guarantees.

c)
On February 2, 2014, the Company drew a loan of $8 million to be repaid over three years with twelve quarterly instalments of $375,000 each and a balloon payment of $3.5 million along with the last instalment. M/V Aristides, M/V Cpt. Costas, M/V Despina P and M/V Kuo Hsiung serve as collateral to the loan.

d)	In February 2014, the Company signed a memorandum of agreement to acquire the 76,000 dwt panamax drybulk vessel M/V Million Trader, built in 2004 in Japan, for approximately $20.5 million.

e)
On March 11, 2014, the Company announced that it entered into an agreement to sell approximately 11.2 million shares of its common stock in a private placement at a price of $1.3435 per share to an institutional investor for expected net proceeds of approximately $14.4 million.

f)	On March 11, 2014, $1 million of the $5 million deposited by the Company in an escrow account to be invested as preferred equity into Euromar was infused into Euromar.